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                                                                   EXHIBIT 10.51

                          COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

                                                     VOID AFTER OCTOBER 20, 2010

                           WINK COMMUNICATIONS, INC.

              WARRANT TO PURCHASE 1,250,000 SHARES OF COMMON STOCK

                                  -------------

THIS CERTIFIES THAT, for value received, Adelphia Communications Corporation, a Delaware corporation whose address is One North Main Street, Coudersport, PA 16915 (the "HOLDER") is entitled to subscribe for and purchase one million two hundred fifty thousand (1,250,000) (as adjusted pursuant to Section 3 hereof) shares of fully paid and non-assessable shares of Common Stock (the "SHARES") of Wink Communications, Inc., a Delaware corporation whose address is 1001 Marina Village Parkway, Alameda, CA 94501 (the "COMPANY"), at the price of twelve dollars and twenty one cents ($12.21) per share (the "EXERCISE PRICE") (as adjusted pursuant to Section 3 hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1.   Exercise: Payment.


          1.1 Time of Exercise. This Warrant shall become exercisable at any time after the date of issuance but prior to its expiration pursuant to Section 12 hereof.

          1.2 Method of Exercise.

               (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment 1 and the investment representation statement attached hereto as Attachment 2, each duly executed) at the principal office of the Company, and by the



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payment to the Company, by certified, cashier's or other check acceptable to the
Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

               (b) Net Issue Exercise. In lieu of exercising this Warrant for cash, the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A                   Where:

X    =    the number of Shares to be issued to the Holder.

Y    =    the number of Shares purchasable under this Warrant.

A    =    the fair market value of one share of the Company's Common Stock.

B    =    the Exercise Price (as adjusted to the date of such calculation).

               (c) Fair Market Value. For purposes of this Section 2, the fair market value of the Company's Common Stock shall mean:

                    (i) The closing ask price of the Company's Common Stock quoted in the NASDAQ Over-the-Counter Market Summary or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value;

                    (ii) If the Company's Common Stock is not traded Over-the-Counter or on an exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

          1.3 Stock Certificates. Any exercise of this Warrant shall be deemed to have occurred immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

     2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor,

                                        -2-

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be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     3. Adjustment of Exercise Price and Number of Shares. Subject to the provisions of Section 12 hereof, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          3.1 Reclassification. Consolidation or Merger. In case of any reclassification or change of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall in connection with such transaction execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of shares of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subsection
(a), subject to Section 12 hereof, shall similarly apply to successive reclassifications, changes, consolidations, mergers, transfers and the sale of all or substantially all of the Company's assets.

          3.2 Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

     4. Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide written notice to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.



                                      -3-
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     5.   Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares, the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

     6. Representations of the Company. The Company represents that, except as contemplated by Section 10 hereof, all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

     7. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

          7.1 This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

          7.2 The Holder understands that the Warrant and the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

          7.3 The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

          7.4 The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

     8. Restrictive Legend. The Shares issuable upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR



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          HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF
          COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER OR PLEDGE IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

     9. Restrictions Upon Transfer and Removal of Legend. Subject to the provisions of the Rights Agreement referenced in Section 10, below:

          9.1 The Company need not register a transfer of Shares bearing the restrictive legend set forth in Section 8 hereof, unless the conditions specified in such legend are satisfied. The Company may also instruct its transfer agent not to register the transfer of the Shares, unless one of the conditions specified in the legend referred to in Section 8 hereof is satisfied.

          9.2 In order to effect any transfer of all or a portion of this Warrant or the Shares, the transferor shall deliver a completed and duly executed Notice of Transfer (attached hereto as Attachment 3).

     10. Associated Rights. The Company agrees to use commercially reasonable efforts to ensure that the Holder shall be entitled to such registration rights as the Company has granted to investors in the Company generally, as are set forth in the Fourth Amended and Restated Investors Rights Agreement dated as of June 30, 1999, as amended to date and as further modified by the Consent and Amendment of Investor Rights dated on or about the date hereof (collectively, the "Rights Agreement"). The Company agrees to use commercially reasonable steps to obtain all necessary waivers and consents from existing investors under such Rights Agreement to amend such agreements to provide the Holder with such rights

     11. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     12. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable (to the extent, if at all, it has been come exercisable prior to such expiration) upon the earlier to occur of:

          12.1  5:00 p.m., California local time, on October 20, 2010;


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          12.2  The closing of a merger or consolidation of the Company into a third party pursuant to which the Company's stockholders immediately prior to such merger or consolidation own less than fifty percent (50%) of the outstanding voting securities of the surviving entity; or

          12.3 The closing of a sale of all or substantially all of the assets of the Company.

     13. Notices, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class, express delivery, registered, or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder.

     14. Governing Law, Headings. This Warrant is being delivered in the State of California and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Issued this 20th day of October, 2000.





                                         WINK COMMUNICATIONS, INC.

                                         By: /s/ Howard Schrott
                                             -----------------------------
                                             Howard Schrott
                                             Chief Financial Officer




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                                  ATTACHMENT 1

                               NOTICE OF EXERCISE

TO:  WINK COMMUNICATIONS, INC.
     1001 Marina Village Parkway
     Alameda, CA 94501
     Attention: Chief Financial Officer

1. The undersigned hereby elects to exercise the attached Warrant so as to purchase _______ shares of Common Stock of WINK COMMUNICATIONS, INC. pursuant to the terms of such Warrant.

2.   Method of Exercise (Please mark the applicable blank):

               The undersigned elects to exercise the attached Warrant by means ----- of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               The undersigned elects to exercise the attached Warrant by means ----- of the net exercise provisions of Section 1.2(b)(ii) of the
               Warrant.

3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                        --------------------------------
                                     (Name)


                        --------------------------------

                        --------------------------------
                                   (Address)

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 7 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned hereby delivers an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as Attachment 2.


                                                --------------------------------
                                                          (Signature)

                                             Title:
-----------------------------                      -----------------------------
           (Date)





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                                  ATTACHMENT 2

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER  :   ADELPHIA COMMUNICATIONS CORPORATION

SELLER     :   WINK COMMUNICATIONS, INC.

ISSUER     :   WINK COMMUNICATIONS, INC.

SECURITY   :   COMMON STOCK ISSUED UPON EXERCISE OF THE STOCK PURCHASE WARRANT
               ISSUED ON OCTOBER 20,2000

AMOUNT     :   ___________ SHARES

DATE       :   _______________

In connection with the purchase of the above-listed Securities, the Purchaser represents to the Seller and to the Company the following:

(a) Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Purchaser is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

(b) Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, Purchaser understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, Purchaser understands that the Company is under no obligation to register the Securities, other than as granted to investors in the Company generally as set forth in this Warrant and the Fourth Amended and Restated Investor Rights Agreement dated as of June 30, 1999, as amended to date and as further modified by the Consent and Amendment of Investors Rights Agreement dated on or about the date of this Warrant and as may be subsequently amended. In addition, Purchaser understands that, unless the Securities have been registered under the Securities Act, the certificate evidencing the Securities will be imprinted with a legend which



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prohibits the transfer of the Securities unless the Company receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from registration and prospectus delivery requirements of the Securities Act.

(d) Purchaser is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. In particular, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company,
(2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities not less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             PURCHASER


                                             By:
                                                ------------------------------
                                             Title:
                                                   ---------------------------
                                             Date:
                                                  ----------------------------





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                                  ATTACHMENT 3

                               NOTICE OF TRANSFER
                  (To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________ the right represented by the attached Warrant to purchase ______________* shares of Common Stock of WINK COMMUNICATIONS INC., to which the attached Warrant relates, and appoints _______________________ Attorney to transfer such right on the books of WINK COMMUNICATIONS, INC., with full power of substitution in the premises.

Dated:
      -----------------------------



                                     -------------------------------------------

                                     By:
                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder as specified on the
                                        face of the Warrant)




                                     -------------------------------------------
                                                     (Address)

Signed in the presence of




-----------------------------------

* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.